Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 4	Nationwide Life and Annuity Insurance Company: • Nationwide VL Separate Account - C • Nationwide VL Separate Account - D

Prospectus supplement dated February 21, 2006 to
Prospectus dated May 1, 2005

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective February 21, 2006, the following two sentences are added at the end of the first paragraph of the “Distribution, Promotional and Sales Expenses” subsection of the “A Note on Charges” provision.

Due to the lengthy sales process involved in selling these types of policies, commissions may be advanced to the broker-dealer firms selling them. Please consult your registered representative as to the exact nature of these advances.